 SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant                                                                ☑
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Check the appropriate box:

☐      Preliminary Proxy Statement
☑      Definitive Proxy Statement
☐      Definitive Additional Materials
☐      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
☐      Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Dividend and Income Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑      No fee required.
☐      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐      Fee paid previously with preliminary materials:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Dividend and Income Fund

11 Hanover Square

New York, NY 10005

www.DividendandIncomeFund.com

New York, NY
March 20, 2015

Dear Fellow Shareholders:

It is our pleasure to invite you to the Annual Meeting (“Meeting”) of Shareholders of Dividend and Income Fund (the “Fund”) to be held at the Fund’s principal executive offices at 11 Hanover Square, 12th Floor, New York, New York 10005, on May 1, 2015.  The Meeting will be held at 11:00 a.m. ET.  Formal notice of the Meeting appears on the next pages and is followed by the Proxy Statement for the Meeting.

At the Meeting, you will be asked to re-elect Bruce B. Huber to the Board of Trustees of the Fund (“Board”) as a Class I Trustee to serve until 2018 or until his successor is elected and qualifies.  The Board has considered this proposal and unanimously recommends that you vote FOR it.

We hope you plan to attend the Meeting.  Your vote is important. Whether or not you are able to attend, it is important that your shares be represented at the Meeting.  Accordingly, we ask that you please sign, date, and return the enclosed Proxy Card at your earliest convenience.

On behalf of the Board and the management of the Fund, I extend our appreciation for your continued support.

Sincerely,

Thomas B. Winmill
President

YOUR VOTE IS IMPORTANT
We consider the vote of each shareholder important, whatever the number of shares held.  Please sign, date, and return your proxies in the enclosed envelope at your earliest convenience.
Delay may cause the Fund to incur additional expenses to solicit votes for the Meeting.

Dividend and Income Fund
11 Hanover Square
New York, NY 10005
www.DividendandIncomeFund.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

March 20, 2015

To the Shareholders of
Dividend and Income Fund:

The Annual Meeting (“Meeting”) of Shareholders of Dividend and Income Fund (“Fund”) will be held at the Fund’s principal executive offices at 11 Hanover Square, 12th Floor, New York, New York 10005, on May 1, 2015, at 11:00 a.m. ET, for the following purposes:

1.	To re-elect Bruce B. Huber to the Board of Trustees of the Fund as a Class I Trustee to serve until 2018 or until his successor is elected and qualifies.

2.	To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

Proposal 1 is discussed in the Proxy Statement attached to this Notice.  THE BOARD OF TRUSTEES OF THE FUND, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1.  Each shareholder is invited to attend the Meeting in person.  Only holders of record at the close of business on March 13, 2015 are entitled to receive notice of, and to vote at, the Meeting.

Important Notice regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on May 1, 2015:  This Notice of Annual Meeting of Shareholders, Proxy Statement, and a form of proxy card are available on the Fund’s website at www.DividendandIncomeFund.com.

If you cannot be present at the Meeting, we urge you to complete, sign, and date the enclosed proxy card.  The proxy card should be returned in the enclosed envelope, which needs no postage if mailed in the United States.  Instructions for the proper execution of proxies are set forth on the inside cover.  We ask your cooperation in completing and returning your proxy promptly.  The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

Sincerely,

John F. Ramírez
Secretary

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.           Individual Accounts:  Sign your name exactly as it appears in the registration on the proxy card.

2.           Joint Accounts:  Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.           All Other Accounts:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp., by [title of authorized officer]
(2) ABC Corp., c/o John Doe Treasurer	John Doe
(3) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe
Custodian or Estate Accounts
(1) John B. Smith, Cust.,	John B. Smith
f/b/o John B. Smith, Jr. UGMA or UTMA
(2) Estate of John Doe, John B. Smith, Jr., Executor	John B. Smith, Jr., Executor

Annual Meeting of Shareholders
of
Dividend and Income Fund
11 Hanover Square
New York, NY 10005
www.DividendandIncomeFund.com

PROXY STATEMENT

March 20, 2015

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Dividend and Income Fund, a Delaware statutory trust (“Fund”), to be voted at the Annual Meeting of Shareholders of the Fund to be held at the Fund’s principal executive offices at 11 Hanover Square, 12th Floor, New York, New York 10005, on May 1, 2015, and at any adjournments or postponements thereof (the “Meeting”).  The Meeting will be held at 11:00 a.m. ET.

The Board has fixed the close of business on March 13, 2015 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponements or adjournments thereof (the “Record Date”).  It is estimated that proxy materials will be mailed to shareholders as of the Record Date on or about March 23, 2015.

On the Record Date, 8,658,541 shares of the Fund were outstanding.  Each outstanding share is entitled to one vote on each of the matters to be voted on at the Meeting.  All properly executed and timely received proxies will be voted at the Meeting in accordance with the directions marked thereon or otherwise provided therein.  If you properly execute and return your proxies but do not indicate any voting instructions, your shares will be voted “FOR” Proposal 1.  Any shareholder may revoke a proxy at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at 11 Hanover Square, New York, New York 10005, by signing another proxy of a later date, or by personally voting at the Meeting.

As of the Record Date, the Fund is not aware of any person or “group” (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder and exemptions granted therefrom, both as amended from time to time (the “Exchange Act”)), owning beneficially more than 5% of the Fund’s outstanding shares, except as follows:

Name and Address of Owner (1)	Amount and Nature of Ownership	Percentage of Outstanding Shares
Thomas B. Winmill P.O. Box 4 Walpole, NH 03608	491,906 (2)	5.68%
Bexil Corporation	483,331 (3)	5.58%
Midas Securities Group, Inc.	483,331 (4)	5.58%
Winmill & Co. Incorporated	483,331 (5)	5.58%
Winmill Family Trust	483,331 (6)	5.58%

Name and Address of Owner (1)	Amount and Nature of Ownership	Percentage of Outstanding Shares
Mark C. Winmill	483,331 (7)	5.58%
Bexil Securities LLC	483,331 (8)	5.58%

(1)	Unless otherwise noted, the address of each person is 11 Hanover Square, New York, NY 10005.

(2)
Thomas B. Winmill is a trustee of the Winmill Family Trust and may be deemed to have indirect beneficial ownership of the 483,331 shares indirectly owned by Bexil Corporation (“Bexil”) as a result of his status as a controlling person of the Winmill Family Trust, Winmill & Co. Incorporated (“Winco”), and Midas Securities Group, Inc. (“Midas Securities”). Mr. Thomas Winmill disclaims beneficial ownership of these shares. Mr. Thomas Winmill beneficially owns less than 1% of the outstanding shares of the Fund. He does not disclaim beneficial ownership of these 8,575 shares.

(3)	Bexil has indirect beneficial ownership of these shares, as a result of its status as the sole member of Bexil Securities LLC (“Bexil Securities”).

(4)	Midas Securities owns approximately 23% of the outstanding shares of Bexil.

(5)	Winco owns all of the outstanding shares of Midas Securities.

(6)	The Winmill Family Trust owns all of the voting stock of Winco.

(7)
Mark C. Winmill is a trustee of the Winmill Family Trust and may be deemed to have indirect beneficial ownership of the 483,331 shares directly owned by Bexil Securities and indirectly owned by Bexil, respectively, as a result of his status as a controlling person of the Winmill Family Trust, Winco, and Midas Securities. Mr. Mark Winmill disclaims beneficial ownership of these shares.

(8)	Bexil Securities has beneficial ownership of these shares and has sole voting and investment power over these shares.

The 5.58% beneficial ownership reported by Bexil, Midas Securities, Winco, Winmill Family Trust, Thomas B. Winmill, and Mark C. Winmill represents indirect record or beneficial ownership of the same Fund shares. Mr. Thomas Winmill and Mr. Mark Winmill may be deemed to beneficially own the shares of the Fund owned by Bexil Securities by virtue of their role as trustees of the Winmill Family Trust. Bexil Securities intends to vote its shares of the Fund in favor of the proposal. As of the Record Date, the officers, Trustees, and nominee of the Fund directly own in the aggregate less than 1% of the outstanding shares of the Fund.

A quorum for the Meeting will consist of the presence in person or by proxy of the holders of not less than one-third of the votes entitled to be cast at the Meeting.  Whether or not a quorum is present at the Meeting, the chairman of the Meeting shall have the power to adjourn the Meeting from time to time to a date not more than 120 days after the Record Date without further notice other than announcement at the Meeting.  Abstentions and broker non-votes will not have an impact on the chairman’s determination to adjourn the Meeting.  At such adjourned Meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting as originally notified.

Properly executed proxies may contain instructions to abstain from voting or to withhold authority to vote (an “abstention”) or may represent a broker “non-vote” (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote).  The shares represented by abstentions or broker non-votes will be considered present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  Neither abstentions nor broker non-votes, not being votes cast, will have any effect on the outcome of the shareholder vote.

No other business may be acted upon at the Meeting other than as described in this Proxy Statement.  If any procedural matters related to the proposal described herein properly come before the Meeting, shares represented by proxies will be voted in the discretion of the person or persons holding the proxies.

All costs of soliciting proxies for the Meeting will be borne by the Fund. Banks, brokerage houses, and other custodians will be requested on behalf of the Fund to forward solicitation material to the beneficial owners of Fund shares to obtain authorizations for the execution of proxies, and the Fund will reimburse them for any reasonable expenses they incur.  In addition, some of the officers of the Fund and persons affiliated with Bexil Advisers LLC, the Fund’s investment manager (“Bexil Advisers” or the “Investment Manager”), may, without remuneration, solicit proxies personally or by telephone or electronic communications.  Photographic identification will be required for admission to the Meeting.

The Fund prepares and mails to its shareholders financial reports, normally on a semi-annual basis.  The Fund will furnish to shareholders upon request, without charge, copies of its Annual Report to Shareholders, containing audited financial statements for the fiscal year ended December 31, 2014.  Requests for such Annual Reports should be directed to the Fund at 11 Hanover Square, New York, New York, 10005 or by telephone toll-free at 1-855-411-6432.  Such Annual Report is not to be regarded as proxy soliciting material.

QUESTIONS AND ANSWERS REGARDING THE PROPOSAL

While we strongly encourage you to read the full text of this Proxy Statement, we also are providing the following brief overview of the proposal in “Questions and Answers” format.  If you have any questions about the proposal or how to vote your shares, please call the Fund toll free at 1-855-411-6432.

Question:	What proposal will be acted upon at the Meeting?

A.
At the Meeting, you will be asked to re-elect Bruce B. Huber to the Board of Trustees of the Fund as a Class I Trustee to serve until 2018 or until his successor is elected and qualifies (“Proposal 1”).

Question:	How does the Board recommend that I vote?

A.
After careful consideration of Proposal 1, the Board, including all those members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (“1940 Act”)) of the Fund (the “Independent Trustees”), unanimously approved Proposal 1 and recommends that you vote in favor of all of Proposal 1.  The reasons for the Board’s recommendation are discussed in more detail in the Proxy Statement.

Question:	What are shareholders being asked to approve in Proposal 1?

A.
Shareholders are being asked to re-elect Bruce B. Huber to the Board of Trustees of the Fund as a Class I Trustee to serve until 2018 or until his successor is elected and qualifies.  Mr. Huber has served on the Board of Trustees since 2011 and has experience with financial, accounting, regulatory, investment, and board operational matters as well as monitoring investment advisers and other fund service providers as a result of his service as an independent director or Trustee for more than 25 years on the boards of Directors and Trustees of other investment companies.

Question:	What number should I call if I have questions?

A.	We will be pleased to answer your questions about this proxy solicitation. Please call the Fund toll free at 1-855-411-6432 with any questions.

Question:	How do I vote?

A.	You may use the enclosed postage-paid envelope to mail your proxy card or you may attend the Meeting in person.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT YOU
VOTE “FOR” PROPOSAL 1.

PROPOSAL 1

RE-ELECTION OF BRUCE B. HUBER
AS A CLASS I TRUSTEE

Pursuant to the governing documents of the Fund, the Board is divided into three classes: Class I, Class II, and Class III.  One class of Trustees is to be elected at each annual meeting of shareholders to serve for a term expiring at the time of the third succeeding annual meeting of shareholders, or thereafter in each case when their respective successors are elected and qualified.  At the Meeting, shareholders will be asked to re-elect Bruce B. Huber, whose term as the Class I Trustee will expire at the Meeting or thereafter when his successor is elected and qualified.  No other class of Trustees has a term that so expires this year.

Upon the recommendation of the Board’s Nominating Committee for nomination by the Board as a candidate for election as a Trustee, with the unanimous approval of the independent Trustees and the Continuing Trustees (as defined in the Fund’s governing documents), the Board has nominated Bruce B. Huber for re-election as a Class I Trustee.  The nominee has consented to being named in this Proxy Statement and has agreed to serve if elected.  If you properly execute and return your proxy but do not indicate any voting instructions, your shares will be voted for the re-election of the nominee.  Should the nominee withdraw or otherwise become unavailable for election due to events not now known or anticipated, it is intended that the proxy holders will vote for the election of such other person or persons as the Board may recommend.

Information Regarding the Nominee

Set forth below is certain information regarding the nominee for re-election as a Class I Trustee of the Fund.

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Nominee	Other Directorships Held by Nominee(2)
Independent Trustee Nominee(3)
Bruce B. Huber, CLU, ChFC, MSFS February 7, 1930	Trustee (Class I)	Since 2011	Retired. He is a former Financial Representative with New England Financial, specializing in financial, estate, and insurance matters. He is a member of the Board, emeritus, of the Millbrook School, and Chairman of the Endowment Board of the Community YMCA of Red Bank, NJ.	6	None

(1)	The Fund Complex is comprised of the Fund, Foxby Corp., Self Storage Group, Inc., and Midas Series Trust which are all managed by the Investment Manager or its affiliates.

(2)
Refers to directorships held by the nominee in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or any company registered as an investment company under the 1940 Act.

(3)
Nominee who is not an “interested person” of the Fund as defined under the 1940 Act (“interested person”).  Neither the nominee, nor his immediate family members, held any positions (other than director of the investment companies in the Fund Complex (as defined above)) with the Investment Manager, its affiliates or any person directly or indirectly controlling, controlled by, or under common control with the Investment Manager or its affiliates, during the two most recently completed calendar years.

In considering the nominee for re-election, the Board evaluated the nominee’s background and his oversight and service as a member of the boards of the funds in the Fund Complex.  With respect to the specific experience, qualifications, attributes, or skills that led to the conclusion that the nominee should be re-elected as a Trustee of the Fund, the Board considered and evaluated the nominee’s relevant knowledge, experience, expertise and independence.  The nominee has experience with financial, accounting, regulatory, investment, and board operational matters as well as monitoring investment advisers and other fund service providers as a result of his service as an independent director or Trustee for more than 25 years on the boards of Directors and Trustees of the other investment companies in the Fund Complex. In addition, the Board considered the nominee’s experience with financial matters as a result of his experience as a former Financial Representative with New England Financial, specializing in financial, estate, and insurance matters.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT YOU
VOTE “FOR” THE RE-ELECTION OF THE NOMINEE FOR CLASS I TRUSTEE

Vote Required

Pursuant to the Fund’s Bylaws, unless all nominees for Trustee are approved by a majority of the Continuing Trustees, the affirmative vote of the holders of at least 75% of the outstanding shares of the Fund entitled to be voted shall be required to elect a Trustee.  If all nominees for Trustee are approved by a majority of the Continuing Trustees, a plurality (i.e., an excess of votes cast for such nominee over the votes cast for any other candidate) of all the votes cast at a meeting at which a quorum is present shall be sufficient to elect a Trustee.  Accordingly, the election of the nominee as Trustee requires the affirmative vote of a plurality of votes cast at the Meeting, provided a quorum is present.  Each share cast “FOR” the Trustee nominee will be counted toward the receipt of a plurality of votes.

Current Board Members

In addition to the nominee for Class I Trustee set forth above, the Board of the Fund is comprised of the individuals listed below.

Name, Address,(1) and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee(3)
Independent Trustees(4)
James E. Hunt December 14, 1930	Trustee (Class III)	Since 2011 (current term ends at the 2017 annual meeting, or thereafter when his successor is elected and qualified)	Retired. Limited Partner of Hunt Howe Partners LLC, executive recruiting consultants.	6	None
Peter K. Werner August 16, 1959	Trustee (Class II)	Since 2011 (current term ends at the 2016 annual meeting, or thereafter when his successor is elected and qualified)	Since 1996, he has been teaching, coaching, and directing a number of programs The Governor’s Academy of Byfield, MA. Currently, he serves as chair of the History Department. Previously, he held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading.	6	None

Name, Address,(1) and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee(3)
Interested Trustee
Thomas B. Winmill, Esq. (5) P.O. Box 4 Walpole, NH 03608 June 25, 1959	Trustee (Class II); President, Chief Executive Officer	Since 2011 (current term ends at the 2016 annual meeting, or thereafter when his successor is elected and qualified)
He is President, Chief Executive Officer, and a Trustee or Director of the Fund, Foxby Corp., and Midas Series Trust. He is President, Chief Executive Officer, and General Counsel of the Investment Manager and Midas Management Corporation (registered investment advisers, collectively, the “Advisers”), Bexil Securities and Midas Securities (registered broker-dealers, collectively, the “Broker-Dealers”), Bexil, and Winco. He is a Director and Vice President of Self Storage Group, Inc., a Director of Bexil American Mortgage Inc. and Castle Mortgage Corporation, and Vice President of Tuxis Corporation (“Tuxis”). He is Chairman of the Investment Policy Committee of each of the Advisers (the “IPCs”), which currently manage Foxby Corp., Midas Magic, and Midas Perpetual Portfolio, and he is the sole portfolio manager of the Fund and Midas Fund. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute.

				6	None

(1)	The mailing address of each Trustee is, except as noted otherwise, 11 Hanover Square, New York, New York 10005.

(2)	The Fund Complex is comprised of the Fund, Foxby Corp., Self Storage Group, Inc., and Midas Series Trust which are all managed by the Investment Manager or its affiliates.

(3)
Refers to directorships held by a Trustee during the past five years in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or any company registered as an investment company under the 1940 Act.

(4)
Trustees who are not “interested persons” of the Fund as defined under the 1940 Act.  None of the Independent Trustees, nor their immediate family members, held any positions (other than director or trustee of the investment companies in the Fund Complex) with the Investment Manager, its affiliates, or any person directly or indirectly controlling, controlled by, or under common control with the Investment Manager or its affiliates, during the two most recently completed calendar years.

(5)	Mr. Winmill is an “interested person” as defined in the 1940 Act because of his affiliations with the Investment Manager, as noted above.

Executive Officers

The current executive officers of the Fund, other than those who serve as Trustees, are as follows:

Name, Address(1) and Date of Birth	Position(s) Held with Fund	Officer Since(2)	Principal Occupation(s) During Past 5 Years

Russell Kamerman, Esq. July 8, 1982	Chief Compliance Officer, AML Officer, Vice President, Associate General Counsel, and Assistant Secretary	2014
From September 2008 through December 2014, he was an attorney in private practice focusing on regulatory, compliance and other general corporate matters relating to the structure, formation and operation of investment funds and investment advisers. Since December 2014, he has served as Chief Compliance Officer, Anti Money Laundering Officer, Associate General Counsel, Vice President and Assistant Secretary of the other investment companies in the Fund Complex, the Advisers, Bexil, Tuxis, and Winco. He is a member of the New York State Bar.

Heidi Keating March 28, 1959	Vice President	2011	Vice President of the other investment companies in the Fund Complex, the Advisers, Bexil, Winco, and Tuxis. She is a member of the IPCs.
Thomas O’Malley July 22, 1958	Chief Financial Officer, Chief Accounting Officer, Treasurer, and Vice President	2011
Chief Accounting Officer, Chief Financial Officer, Vice President, and Treasurer of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, Bexil, Winco, and Tuxis.  He is a certified public accountant.

John F. Ramirez, Esq. April 29, 1977	General Counsel, Chief Legal Officer, Vice President, and Secretary	2011
General Counsel, Chief Legal Officer, Vice President, and Secretary of the other investment companies in the Fund Complex and Tuxis. He is Vice President, Senior Associate General Counsel, and Secretary of the Advisers, the Broker-Dealers, Bexil, and Winco. He is a member of the IPCs. He also is a member of the New York State Bar and the Investment Advisers Committee, Small Funds Committee, and the Compliance Advisory Committee of the Investment Company Institute.

Mark C. Winmill November 26, 1957	Vice President	2012
Vice President of the other investment companies in the Fund Complex and the Advisers. He is a member of the IPCs. He is President, Chief Executive Officer, and a Director of Self Storage Group, Inc. and Tuxis. He is Executive Vice President and a Director of Winco, Vice President of Bexil, and a principal of the Broker-Dealers.

(1)	The mailing address of each officer, except as noted otherwise, is 11 Hanover Square, New York, New York 10005.

(2)	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually. The officers were last elected on December 10, 2014.

Trustee and Executive Officer Compensation

Currently, the basis of compensation for the Independent Trustees is an annual retainer of $2,600, payable quarterly, a fee of $2,600 for each quarterly Board meeting attended, $250 for each special meeting attended, $250 for each committee meeting attended, and $500 per annum per committee chaired.  Each Independent Trustee is reimbursed for reasonable travel and out-of-pocket expenses associated with attending Board and committee meetings.  The Fund currently has no bonus, profit sharing, pension, or retirement plan.  The Fund’s Interested Trustee and executive officers are eligible for bonuses from the Investment Manager and may participate in a qualified retirement plan offered by the Investment Manager.   No current officer or Trustee of the Fund who is also a manager, officer or employee of the Investment Manager or its affiliates receives any remuneration from the Fund, except the Chief Compliance Officer.

A summary of the compensation and benefits for the Trustees and nominee of the Fund for the fiscal year ended December 31, 2014 is shown in the following table:

Trustee and Executive Officer Compensation

Name of Trustee or Nominee	Aggregate Compensation	Total Compensation from Fund Complex Paid to Trustees
Independent Trustees/Nominee:
James E. Hunt	$14,250	$37,500
Bruce B. Huber	$14,250	$37,500
Peter K. Werner	$14,750	$40,585

Interested Trustee:
Thomas B. Winmill	$0	$0

Security Ownership of Management

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee and/or nominee in the Fund and in all investment companies in the aggregate within the Fund Complex overseen and/or to be overseen by each Trustee and/or nominee as of February 28, 2015.

Name of Trustee or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Investment Companies Overseen by the Trustee/Nominee in the Fund Complex
Independent Trustees/Nominee:
James E. Hunt	$0	Over $100,000
Bruce B. Huber	$0	$10,001-$50,000
Peter K. Werner	$0	$10,001-$50,000

Interested Trustee:
Thomas B. Winmill	Over $100,000	Over $100,000

As of February 28, 2015, no Independent Trustee or Independent Trustee nominee owned beneﬁcially or of record any securities in the Investment Manager or in any person controlled by, under common control with, or controlling the Investment Manager.

Current Board Leadership Structure and Oversight Responsibilities

The Board of Trustees is responsible for the oversight of the Fund’s operations. The Board is currently composed of four members, three of whom are Independent Trustees.  As described below, the Board has established four standing committees, Audit, Executive, Nominating, and Continuing Trustees, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.  The inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes discussed below.

The Trustees have designated Mr. Winmill to serve as the Chairman of the Board (the “Chairman”).  Mr. Winmill has been active in investment management for over 20 years as a portfolio manager, chief executive officer, general counsel, compliance officer, and in other capacities.  The Chairman presides at each Board meeting, establishes the agenda for Board meetings, and acts as the primary liaison between the Independent Trustees and Fund management.  The Chairman of the Board is an “interested person” of the Fund (as such term is defined in the 1940 Act).  The Independent Trustees have not appointed a lead independent Trustee.  The Independent Trustees believe that the utilization of an interested person as Chairman provides an efficient structure for them to coordinate with Fund management in carrying out their responsibilities.  The Independent Trustees also regularly meet among themselves and the Chairman plays an important role in communicating with them in identifying matters of special interest to be addressed by Fund management and the Board.  The Chairman may also perform such other functions as may be requested by the Trustees from time to time.  Designation as Chairman does not impose on such Trustee any duties or standards greater than or different from other Trustees.  The Trustees believe that the Board’s leadership structure, taking into account, among other things, its committee structure, which permits certain areas of responsibility to be allocated to the Independent Trustees, is appropriate given the characteristics and circumstances of the Fund.

Risk Oversight

The operation of an investment company, including its investment activities, generally involves a variety of risks. As part of its oversight of the Fund, the Board oversees risk management through various regular Board and committee activities.  The Board, directly or through its committees, reviews reports from, among others, the Fund’s management, including the Fund’s Chief Compliance Officer, the Investment Manager, the Fund’s independent registered public accounting firm, outside legal counsel, and others, as appropriate, regarding risks faced by the Fund and the risk management programs of the Investment Manager and certain service providers.  The conduct of the Fund’s risk management programs is generally delegated to the Investment Manager and other service providers to the Fund.  Although the risk management programs of the Investment Manager and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks.  Not all risks that may affect the Fund can be identified, eliminated, or mitigated and some risks may not be anticipated or may be beyond the control of the Board or the Investment Manager, its affiliates, or other service providers.

Qualification of Board of Trustees

Each Trustee’s background and his oversight and service as a member of the boards of the other investment companies in the Fund Complex was evaluated in determining whether he should serve as a Trustee of the Fund. With respect to the specific experience, qualifications, attributes, or skills that led to the conclusion that each person should serve as a Trustee of the Fund, each Trustee’s relevant knowledge, experience, expertise, and independence was considered and evaluated. Mr. Hunt has experience with financial, accounting, regulatory, investment, and board operational matters as well as monitoring the Investment Manager and other fund service providers as a result of his service as an Independent Director and Trustee for more than 25 years on the boards of Directors and Trustees of the other investment companies in the Fund Complex.  Mr. Werner has experience with financial, accounting, regulatory, investment, and board operational matters as well as monitoring investment advisers and other fund service providers through his former position as Vice President in the Fixed Income Departments of Lehman Brothers and First Boston and as a result of his service as an Independent Director and Trustee for more than 15 years on the boards of Directors and Trustees of the other investment companies in the Fund Complex.  Thomas B. Winmill has experience with financial, accounting, regulatory, investment, and board operational matters as well as monitoring investment advisers and other fund service providers as a result of his service as an officer and interested Director and Trustee for more than 20 years of the other investment companies in the Fund Complex.

Board Committees and Board of Trustees’ Meetings

Audit Committee.  The Board has an Audit Committee comprised of the Independent Trustees.  The purpose of the Audit Committee is to meet with the Fund’s independent registered public accounting firm (“IRPAF”) to review its financial reporting, external audit matters, and fees charged by the IRPAF and to evaluate the independence of the IRPAF.  The Audit Committee is also responsible for recommending the selection, retention, or termination of the IRPAF and to review any other relevant matter to seek to provide integrity and accuracy in the Fund’s financial reporting.  The Audit Committee met three times during the fiscal year ended December 31, 2014.  A current copy of the Fund’s Audit Committee Charter is available on the Fund’s website at www.DividendandIncomeFund.com.

Nominating Committee.  The Board also has a Nominating Committee, comprised of Independent Trustees. The primary purposes and responsibilities of the Nominating Committee are (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created, (ii) to consider all candidates proposed to become members of the Board, subject to the procedures and policies set forth in the Nominating Committee Charter, the Fund’s Declaration of Trust, and Bylaws (the “Governing Documents”) or resolutions of the Board, (iii) to select and nominate, or recommend for nomination by the Board, candidates for election as Trustees and (iv) to set any necessary standards or qualifications for service on the Board.  The Nominating Committee met one time during fiscal year ended December 31, 2014.  A current copy of the Fund’s Nominating Committee Charter is available on the Fund’s website at www.DividendandIncomeFund.com.

Executive Committee.  The Board has an Executive Committee which was established in February 2011, comprised of Thomas B. Winmill and which may meet from time to time, the function of which is to exercise the powers of the Board between meetings of the Board to the extent permitted by law to be delegated and not delegated by the Board to any other committee.  The Executive Committee did not meet during the fiscal year ended December 31, 2014.

Committee of Continuing Trustees. The Fund has a Committee of Continuing Trustees which was established in June 2011, which may meet from time to time, to take such actions as are required by the Charter and Bylaws of the Fund.  The Committee of Continuing Trustees is comprised of Messrs. Huber, Hunt, Werner, and Winmill. The Committee of Continuing Trustees did not meet during the fiscal year ended December 31, 2014.

Special Committee.  During the fiscal year ended December 31, 2014, the Fund formed an ad hoc Special Committee comprised of the Independent Trustees.  The Special Committee met one time during the fiscal year ended December 31, 2014.

The Fund has no compensation committee of the Board of Trustees.

For the fiscal year ended December 31, 2014, the current Board of Trustees held four regularly scheduled meetings and one special meeting. For the fiscal year ended December 31, 2014, each of the Trustees currently in office attended at least 75% of the total number of meetings of the Board of Trustees and of all Committees of the Board held during the period in which he served.  The Fund does not have a formal policy regarding attendance by Trustees at annual meetings of shareholders but encourages such attendance.  On May 1, 2014, the Fund held an annual meeting of shareholders for the fiscal year ended December 31, 2014, which was attended by one of the Trustees.

Information Regarding the Fund’s Process for Nominating Trustee Candidates

In identifying potential nominees for the Board, the Nominating Committee may consider candidates recommended by one or more of the following sources: (i) the Fund’s current Trustees, (ii) the Fund’s officers, (iii) the Investment Manager, (iv) the Fund’s shareholders and (v) any other source the Nominating Committee deems to be appropriate.  The Nominating Committee will not consider self-nominated candidates.  The Nominating Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.  The Nominating Committee believes the Board may benefit from diversity of background, experience, and views among its members, and may consider this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

Pursuant to the Fund’s Bylaws, to qualify as a nominee for a Trusteeship or election as a Trustee, an individual, at the time of nomination or election as the case may be, (i)(A) shall be a resident United States citizen and have substantial expertise, experience or relationships relevant to the business of the Fund, (B) shall have a master’s degree in economics, finance, business administration or accounting, a graduate professional degree in law from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country, or a certification as a public accountant in the United States, or be deemed an “audit committee financial expert” as such term is defined in Item 401 of Regulation S-K (or any successor provision) promulgated by the Securities and Exchange Commission (“SEC”); and (C) shall not serve as a Trustee or officer of another closed end investment company unless such company is managed by the Fund’s investment manager or investment adviser or by an affiliate of either; or (ii) shall be a current Trustee of the Fund.  In addition, to qualify as a nominee for a Trusteeship or election as a Trustee at the time of nomination or election as the case may be, (i) an incumbent nominee shall not have violated any provision of the Conflicts of Interest and Corporate Opportunities Policy (the “Policy”), adopted by the Board on May 8, 2012, as subsequently amended or modified, and (ii) an individual who is not an incumbent Trustee shall not have a relationship, hold any position or office or otherwise engage in, or have engaged in, any activity that would result in a violation of the Policy if the individual were elected as a Trustee. In addition, to qualify as a nominee for a Trusteeship or election as a Trustee at the time of nomination or election as the case may be, a person shall not, if elected as a Trustee, cause the Fund to be in violation of, or not in compliance with, applicable law, regulation or regulatory interpretation, or the Declaration, or any general policy adopted by the Board of Trustees regarding either retirement age or the percentage of Interested Persons and non-Interested Persons to comprise the Fund’s Board of Trustees.

The Nominating Committee of the Board of Trustees, in its sole discretion, shall determine whether an individual satisfies the foregoing qualifications. Any individual nominated by the Nominating Committee of the Board of Trustees shall be deemed to have satisfied the foregoing qualifications. Any individual not so nominated by the Nominating Committee of the Board of Trustees shall be deemed not to satisfy the foregoing qualifications, unless the Nominating Committee adopts a resolution setting forth the affirmative determination that such individual satisfied the foregoing qualifications. Any individual who does not satisfy the qualifications set forth under the foregoing provisions shall not be eligible for nomination or election as a Trustee.

The Nominating Committee will consider and evaluate nominee candidates properly submitted by shareholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources.  Nominee candidates proposed by shareholders will be considered properly submitted for consideration by the Nominating Committee only if the qualifications and procedures set forth in Appendix A of the Nominating Committee Charter, as it may be amended from time to time by the Nominating Committee or the Board, are met and followed (recommendations not properly submitted will not be considered by the Nominating Committee).

A candidate for nomination as a Trustee submitted by a shareholder will not be deemed to be properly submitted to the Nominating Committee for its consideration unless the following qualifications have been met and procedures followed:

(1)
A shareholder or group of shareholders (referred to in either case as a “Nominating Shareholder”) that, individually or as a group, has beneficially owned at least 4.5% of the Fund’s shares for at least two years prior to the date the Nominating Shareholder submits a candidate for nomination as a Trustee may submit one candidate to the Nominating Committee for consideration at an annual meeting of shareholders.

(2)
The Nominating Shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

(3)
The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than 120 days before the first anniversary date of the Fund’s proxy statement released to shareholders in connection with the previous year’s annual meeting.

(4)
The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the Nominating Shareholder (the "candidate"); (B) any position or business relationship of the candidate, currently or within the preceding five years, with the Nominating Shareholder or an Associated Person of the Nominating Shareholder (as defined below); (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such Nominating Shareholder by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Trustees pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the Nominating Shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a trustee or senior officer of public companies, trusteeships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the written and signed agreement of the candidate to complete a trustees' and officers' questionnaire if elected; (iv) the  Nominating

Shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the Nominating Shareholder and any Associated Person of the Nominating Shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the Nominating Shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the Nominating Shareholder. "Associated Person of the Nominating Shareholder" as used in this paragraph 4 means any person required to be identified pursuant to clause (vi) and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the Nominating Shareholder or (b) any person required to be identified pursuant to clause (vi).

(5)
The Nominating Committee may require the Nominating Shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 4 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Shareholder to serve on the Board. If the Nominating Shareholder fails to provide such other information in writing within seven days of receipt of written request from the Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Nominating Committee.

A detailed description of the criteria used by the Nominating Committee as well as information required to be provided by shareholders submitting candidates for consideration by the Nominating Committee are included in the Nominating Committee Charter.  The Nominating Committee Charter, as amended, was approved by the Board on September 10, 2014.

Report of the Audit Committee

Tait, Weller & Baker LLP (“TWB”), 1818 Market Street, Philadelphia, Pennsylvania 19103, was the IRPAF for the Fund for the fiscal years ended December 31, 2013 and December 31, 2014.  Representatives of TWB are not expected to attend the Meeting.

The Fund’s Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Committee’s responsibilities.  As required by the charter, the Audit Committee has received the written disclosures and the letter from TWB required by Rule 3526 of the Public Company Accounting Oversight Board and has discussed with TWB its independence with respect to the Fund.  The Fund has been advised by TWB that neither the firm nor any of its partners had a direct financial or material indirect financial interest in the Fund as of February 26, 2015.

The Fund’s financial statements for the fiscal year ended December 31, 2014 were audited by TWB.  The Audit Committee has reviewed and discussed the Fund’s audited financial statements with Fund management and TWB, and discussed certain matters with TWB addressed by Statements on Auditing Standards No. 61, as amended.  Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Trustees (and the Board approved) that the Fund’s audited financial statements be included in the Fund’s annual report for the Fund’s fiscal year ended December 31, 2014.

Bruce B. Huber, Member of the Audit Committee
James E. Hunt, Member of the Audit Committee
Peter K. Werner, Chairman of the Audit Committee

Audit Fees

The aggregate fees billed for professional services rendered by TWB for the audit of the Fund’s annual financial statements or for services that are normally provided in connection with statutory and regulatory filings or engagements were $29,500 and $30,500 for the fiscal years ended December 31, 2013 and December 31, 2014, respectively.

Audit-Related Fees

The aggregate fees billed for assurance and related services rendered by TWB that are reasonably related to the performance of the audit of the Fund’s financial statements and not reported under Audit Fees above for the fiscal years ended December 31, 2013 and December 31, 2014 were $1,500 and $1,500, respectively.

Tax Fees

The aggregate fees billed for tax-related services, including tax compliance, tax advice, and tax planning rendered by TWB to the Fund were $5,500 and $5,250 for the fiscal years ended December 31, 2013 and December 31, 2014, respectively.

All Other Fees

The aggregate fees billed for services provided by TWB to the Fund, other than the services reported above were $0 and $0 for the fiscal years ended December 31, 2013 and December 31, 2014, respectively

Audit Committee Pre-Approval Policies and Procedures

Pursuant to the Fund’s Audit Committee Charter, the Audit Committee shall consider for pre-approval any audit and non-audit services proposed to be provided by TWB to the Fund, and any non-audit services proposed to be provided by TWB to the Fund’s Investment Manager, if the engagement relates directly to the Fund’s operations or financial reporting. In those situations when it is not convenient to obtain full Audit Committee approval, the Chairman of the Audit Committee is delegated the authority to grant pre-approvals of audit, audit-related, tax, and all other services so long as all such pre-approved decisions are reviewed with the full Audit Committee at its next scheduled meeting. Such pre-approval of non-audit services proposed to be provided by the auditors to the Fund is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the Fund to the auditors in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit. No audit, audit-related, tax, or other services provided by TWB were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for the fiscal years ended December 31, 2013 and December 31, 2014, respectively.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by TWB for services rendered to the Fund, and rendered to the Investment Manager (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund for the fiscal years ended December 31, 2013 and December 31, 2014 and were $30,500 and $30,250, respectively.  The Audit Committee has determined that the provision of non-audit services that were rendered by TWB to the Investment Manager (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining TWB’s independence.

OTHER BUSINESS

The Bylaws provide that the only matter that may be acted on at the Meeting is that stated in the notice of the Meeting.  Accordingly, other than procedural matters relating to the re-election of Trustees, no other business may properly come before the Meeting.  If any such procedural matter requiring a vote of shareholders should arise, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

ADDITIONAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act in combination require the Fund’s Trustees, officers, investment adviser, affiliates of the investment adviser, and persons who beneficially own more than 10% of the Fund’s outstanding securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange.  Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.  Based on the Registrant’s review of Forms 3 and 4 and amendments thereto furnished to the Registrant during its most recent fiscal year and Forms 5 and amendments thereto furnished to the Registrant with respect to its most recent fiscal year, the Fund believes that the Reporting Persons complied with the filing requirements of Section 16(a) of the Exchange Act except with respect to the following:

Name of Reporting Person	Form Type	Number of Late Reports	Number of Transactions
Castle Mortgage Corporation	4	2	5
Eric Paul C. Hwang	4	1	1

Discretionary Authority; Submission Deadlines for Shareholder Proposals

Although no business may come before the Meeting other than that specified in the Notice of Annual Meeting of Shareholders, shares represented by executed and unrevoked proxies will confer discretionary authority to vote on matters which the Fund did not have notice of a reasonable time prior to mailing this Proxy Statement to shareholders. The Fund’s Bylaws provide that a shareholder of record may nominate a candidate for election as a Trustee at an annual meeting of shareholders or propose business for consideration at such meeting, provided generally that written notice be delivered to the Secretary of the Fund, at the principal executive offices, not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting. Accordingly, pursuant to such Bylaws and Rule 14a-5(e)(2) of the Exchange Act, a record shareholder nomination or proposal intended to be considered at the 2016 Annual Meeting must be received by the Secretary of the Fund no earlier than November 24, 2015 nor later than December 24, 2015. Proposals should be mailed to the Fund, to the attention of the Fund’s Secretary, John F. Ramírez, 11 Hanover Square, New York, New York 10005. In addition, if you wish to have your proposal considered for inclusion in the Fund’s 2016 Proxy Statement, we must receive it on or before December 24, 2015, pursuant to Rule 14a-8(e)(2). The submission by a shareholder of a proposal for inclusion in the proxy statement or presentation at the Meeting does not guarantee that it will be included or presented. Shareholder proposals are subject to certain requirements under the federal securities laws and Delaware law and must be submitted in accordance with the Fund’s Declaration, Bylaws, the Nominating Committee Charter and Appendix A thereto, the Policy, and other applicable documents.

Shareholder Communications with the Board of Trustees

The Fund’s Board of Trustees has adopted a process for shareholders to send communications to the Board.  To communicate with the Board of Trustees or an individual Trustee of the Fund, a shareholder must send a written communication to that Fund’s principal office at the address listed in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement, addressed to the Board of Trustees of the Fund or the individual Trustee.  Such communications must be signed by the shareholder and identify the number of shares held by the shareholder.  All shareholder communications received in accordance with this process will be forwarded to the Board of Trustees or the individual Trustee. Any shareholder proposal submitted pursuant to rule 14a-8 under the Exchange Act, must continue to meet all the requirements of rule 14a-8.

Investment Manager

The address of Bexil Advisers is 11 Hanover Square, New York, New York 10005.

Householding

One Proxy Statement may be delivered to multiple shareholders at the same address unless you request otherwise.  You may request that we do not household proxy statements and/or obtain additional copies of the Proxy Statement by calling toll free 1-855-411-6432 or writing to the Fund at 11 Hanover Square, New York, New York 10005.

March 20, 2015

IF YOU CANNOT BE PRESENT AT THE MEETING, WE URGE YOU TO COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD.  THE PROXY CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

PROXY CARD

DIVIDEND AND INCOME FUND
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 1, 2015

This proxy is solicited by and on behalf of the Board of Trustees of Dividend and Income Fund (the “Fund”) for the Annual Meeting of Shareholders to be held on May 1, 2015 and at any postponement or adjournment thereof.

The undersigned shareholder(s) of the Fund hereby appoints Thomas B. Winmill and John F. Ramirez, and each of them, the attorneys and proxies of the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders to be held at 11 Hanover Square, 12th Floor, New York, New York 10005 on May 1, 2015, at 11:00 a.m. ET and at any postponements or adjournments thereof (“Meeting”) to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all of the powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the accompanying Proxy Statement and revokes any proxy heretofore given for the Meeting.

This section must be completed for your vote to be counted. Date and sign below.

NOTE: Please sign exactly as your name or names appear on this proxy.   When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such.  If the holder is a corporation or partnership, please sign “[print entity name] by [sign your name] as [title].”

SIGNATURE DATE

SIGNATURE (if held jointly) DATE

Title – if a corporation, partnership or other entity

MAIL:	To vote your proxy by mail, check the appropriate voting boxes on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

CONTROL NUMBER:

NOTE ADDRESS CHANGE:
☐  TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE CHECK THE BOX AT  LEFT AND INDICATE YOUR NEW ADDRESS IN THE SPACE PROVIDED.  PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUMITTED VIA THIS METHOD.

The votes entitled to be cast by the undersigned will be cast as instructed on this proxy card.  If this proxy is signed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR the proposal in the Proxy Statement and in the discretion of the proxy holder on any other matter that may properly come before the Meeting.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

DIVIDEND AND INCOME FUND	PROXY CARD

The Board of Trustees recommends that you vote “FOR” the re-election of the Trustee.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE AS SOON AS POSSIBLE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: [x]

PROPOSAL:

1. To re-elect Bruce B. Huber to the Board of Trustees of the Fund as a Class I Trustee to serve until 2018 or until his successor is elected and qualifies.

Nominee:
Bruce B. Huber	FOR	WITHHOLD AUTHORITY
	□	□

Your vote is important! Please sign and date the proxy card on the reverse and return it promptly in the enclosed postage paid envelope or otherwise to American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219 so that your shares can be represented at the Meeting.  If no instructions are given on the proposal, the proxies will vote FOR the nominee listed in the Proxy Statement and in the discretion of the proxy holder on any other matter that may properly come before the Meeting.

QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact the Fund toll free at 1-855-411-6432.  Representatives are available Monday through Friday 9:00 a.m. to 5:00 p.m. ET.

THANK YOU FOR VOTING

Important Notice Regarding the Availability of the Proxy Materials for the Annual Meeting of Shareholders

The Notice of Annual Meeting of Shareholders and Proxy Statement are available at: www.DividendandIncomeFund.com